                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of PolyMedica Corporation ("PolyMedica") for the three months ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Patrick T. Ryan, President and Chief Executive Officer, and Fred H. Croninger III, Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

                                           /s/ Patrick T. Ryan
                                           -------------------
Dated: February 9, 2005                    Patrick T. Ryan
                                           President and Chief Executive Officer

                                           /s/ Fred H. Croninger III
                                           -------------------------
Dated: February 9, 2005                    Fred H. Croninger III
                                           Chief Financial Officer